REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of March 2, 2005, among RoomLinX, Inc., a Nevada corporation (the "Company"), and the purchasers signatory hereto (each such purchaser is a "Purchaser" and all such purchasers are, collectively, the "Purchasers").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and each of the Purchasers (the "Purchase Agreement").

         The Company and the Purchasers hereby agree as follows:

1. Certain Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Holders"   shall  mean  the   Purchaser  and  any  holder  of
Registrable Securities to whom the registration rights conferred by this Agreement have been transferred.

                  "Registrable Securities" shall mean (i) Common Stock underlying the Debentures and Warrants held by the Holders or (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the stock referenced in (i) above.

                  The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company.

                  "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 3 hereof.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and expense allowances applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder.

2. Restrictions on Transferability. The Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall not be transferred except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Any transferee of such securities shall take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

3. Restrictive Legend. Each certificate representing the Securities, the shares of Common Stock underlying the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                  Upon request of Purchaser, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or the "no-action" letter referred to in Section 4 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, unless any such transfer legend may be removed pursuant to Rule 144 or any successor rule, in which case no such opinion or "no-action" letter shall be required.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Registrable Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Registrable Securities to the pledgees or secured parties. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         Certificates evidencing shares of Common Stock (including shares underlying the Warrants) shall not contain any legend (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such shares pursuant to Rule 144, or (iii) if such shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of a Debenture or Warrant is converted or exercised at a time when there is an effective registration statement to cover the resale of the underlying shares, or if such underlying shares of Common Stock may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such underlying shares shall be issued free of all legends. The Company agrees that following the effective date of the registration statement required to be filed hereunder or at such time as such legend is no longer required, it will, no later than three trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing shares of Common Stock issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (i) if required, a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. The Company will not require such a legal opinion or "no action" letter (x) in any transaction in compliance with Rule 144 promulgated under the Securities Act, (y) in any transaction in which the Purchaser distributes Restricted Securities solely to its stockholders on a pro rata basis for no consideration, or (z) in any transaction in which a holder which is a partnership or limited liability company distributes Restricted Securities solely to its partners or members, as applicable, for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 4. Each certificate evidencing the Restricted
Securities transferred as above provided shall bear the restrictive legend set forth in Section 3 above.

5. Registration.

                           (i) At any time before the third  anniversary  of the
date of this Agreement, whenever the Company proposes to file a registration statement pursuant to the Securities Act with the SEC, other than a registration relating to the offering or issuance of shares in connection with (i) employee compensation or benefit plans or (ii) one or more acquisition transactions under a Registration Statement on Form S-4 or Form S-1 under the Securities Act (or a successor to Form S-4 or Form S-1), the Company shall give each Holder of Registrable Securities written notice (the "Company Notice") of the Company's intention to file a registration statement at least fifteen days prior to the date the Company proposes to file such registration statement. The Company shall include in such registration statement the Registrable Securities unless either
(i) the Registrable Securities are included in a registration statement that is effective under the Securities Act, or (ii) a Holder gives the Company notice not to include such Holder's Registrable Securities in the registration statement within ten days of such Holder's receipt of the Company Notice.

                           (ii)  If the  Company  has not  filed a  registration
statement covering the resale of the Registrable Securities within four months from the date hereof, and the Company shall receive a written request signed by holders holding the majority of the Registrable Securities for the registration of any of such shares (the "Demand Notice"), the Company shall give notice to all holders of such request and give them the opportunity to join such request, and the Company shall prepare and file with Commission a registration statement under the Securities Act, covering the shares of Common Stock which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective under the Securities Act, as soon as practicable and shall use its best efforts to maintain the registration effective for a period of 24 months (or so long as a Holder is subject to the volume limitations of Rule 144(e) under the Securities Act).

                           (iii)  Notwithstanding  the  foregoing,  the  Company
shall not be obligated to take any action pursuant to this Section 5 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                           (iv) In the event that (i) the Company  fails to file
the registration statement pursuant to Section 5(ii) within 45 days after receipt of the Demand Notice; or (ii) if such registration statement has not been declared effective within 90 days following the date of filing or (iii) if after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the prospectus therein to resell such Registrable Securities, for in any such case 20 consecutive calendar days but no more than an aggregate of 40 calendar days during any 12 month period (which need not be consecutive trading days) (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 or 40 calendar day period, as applicable is exceeded), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, an amount in cash equal to 1.5% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement upon the occurrence of each such Event and for each such month thereafter (or partial period thereof) of noncompliance. Notwithstanding the foregoing payments by the Company, each Purchaser may seek any other remedies available by law. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of any default.

6. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All Selling Expenses shall be borne by the Holders whose securities are included in such registration pro rata on the basis of the number of their Registrable Securities so registered.

7.       Indemnification.

                           (i) The Company will indemnify  each Holder,  each of
its officers, directors, agents, employees and partners, and each person controlling such Holder, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, agents, employees and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense (or action, proceeding or settlement in respect thereof) arises primarily and directly out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                           (ii) Each Holder  whose  Registrable  Securities  are
included in any registration, qualification or compliance effected pursuant to this Agreement will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising primarily and directly out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons and their counsel for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds to each such Holder of securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein.

                           (iii) Each party  entitled to  indemnification  under
this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party, provided that only one such counsel shall be designated by all of the Indemnified Parties in any such situation; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                           (iv)  If the  indemnification  provided  for in  this
Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

8. Transfer or Assignment of Rights. The benefits to the Holder hereunder may be transferred or assigned by a Holder to a transferee or assignee of any of the Restricted Securities, provided that the Company is given written notice prior to the time that such right is exercised, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such rights assumes in writing the obligations of the Holder under this Agreement.

9. Registration Procedures. In the case of a registration effected by the Company pursuant to this Agreement, the Company will keep each Holder who is entitled to registration benefits hereunder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                  (i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

                  (ii) Respond as promptly as reasonably possible to any comments received from the Commission with respect to a registration statement or any amendment thereto;

                  (iv) Notify the Holders and their counsel as promptly as reasonably possible and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a registration statement is to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

                  (v) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as a Holder may reasonably request;

                  (vi) Furnish to each selling Holder, upon request, a copy of all documents filed with and all correspondence from or to the Commission in connection with any such registration statement (redacting any information which may constitute material nonpublic information) other than nonsubstantive cover letters and the like;

                  (vii) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (viii) Comply with all applicable rules and regulations of the Commission;

                  (ix) Each selling Holder shall furnish to the Company upon request a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder, (ii) the controlling person thereof, (iii) whether such Holder is a broker-dealer and (iv) such other information as the Commission shall reasonably request.

                  (x) Notify the Holders and their counsel in writing no later than two trading days following the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         For not more than twenty (20) consecutive days or for a total of not more than forty (40) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement in connection with any of the events described in clause (x) above (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use reasonable efforts to terminate an Allowed Delay as promptly as practicable.

10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and

                  (ii) Use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

11. Reporting Under the Exchange Act. The Company agrees to take no action designed to, or with the effect of, causing the Company to cease to be subject to the reporting requirements of the Exchange Act for so long as a registration statement under this Agreement is required to be filed or caused to be effective, or shall be required to be or remain effective; provided, however, that this section shall not be deemed to preclude the Company from entering into or consummating any agreement providing for the merger or combination of the Company with another entity or a sale of substantially all of the assets of the Company, provided that following such transaction the Company continues to be subject to the reporting requirements of the Exchange Act.

12.      Miscellaneous.

         (i) Except as set forth on Schedule 12(i) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the registration statement required to be filed pursuant to Section 5(ii) other than the Registrable Securities. The Company shall not file any other registration statement until the initial registration statement required hereunder is declared effective by the Commission.

         (ii) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

         (iii)  Notices.   Any  and  all  notices  or  other  communications  or
deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement(s).

         (iv) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities; provided, however, this section shall not be deemed to preclude the Company from entering into or consummating any agreement providing for the merger or combination of the Company with another entity or a sale of substantially all of the assets of the Company (provided that this Agreement is not assigned by the Company as a part of such transaction). Each Holder may assign their respective rights hereunder in the manner and to the persons as permitted under the Purchase Agreement.

         (v) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (vi) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

         (vii) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (viii) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (ix) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                              ********************

         The terms and conditions of this Registration Rights Agreement have been incorporated by reference into the Purchase Agreement. Execution of a Purchase Agreement by any Purchaser shall be deemed to constitute execution by such Purchaser of this Registration Rights Agreement as of the even date therewith.


         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    ROOMLINX, INC.


                                    By: /s/ Frank Elenio
                                        ------------------------------
                                        Title: Chief Financial Officer



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